Semiannual Report


New York
Tax-Free
Funds

August 31, 1998


T. Rowe Price

REPORT HIGHLIGHTS

New York Tax-Free Funds

 . Fund returns were in line with or better than the peer group averages for the 6- and 12-month periods ended August 31, 1998.

 . Results were boosted by an emphasis on strong New York City securities and below-average expenses.

 . Low inflation, budget surpluses, and cash flows into fixed income investments benefited municipal securities during the past six months.

 . New York City bonds enjoyed another credit upgrade; both the state and city were helped by continued economic growth.

 . Yields on New York bonds should continue to fall. Tax-exempt securities look very attractive compared with their taxable counterparts.

FELLOW SHAREHOLDERS

Low inflation, budget surpluses at federal and state levels, and asset shifts toward fixed income investments aided the municipal market during the six months ended August 31. Your funds benefited in this environment and turned in performances in line with or ahead of their respective benchmarks for the past 6- and 12-month periods, a reflection of our portfolio management decisions and below-average expenses.

MARKET ENVIRONMENT

Municipal bond prices rose during the past six months, and yields across the maturity spectrum fell as a result. The performance of tax-exempt securities exceeded most asset classes but was not as strong as the Treasury market, which further solidified its position as a safe haven for global investors seeking a refuge from problems in Asia, Russia, and Latin America.

The gap between yields on municipal and Treasury securities continued to narrow, making tax-exempt investments particularly attractive compared with Treasuries. A near-record supply of tax-exempt bond issues constrained the municipal market somewhat throughout the year and contributed to the contracting yield spread. During the same period, Treasury issuance continued to decline.

The 30-year AAA general obligation bond yield fell 15 basis points from the end of February through August 31. By comparison, the bellwether 30-year Treasury yield declined a more dramatic 60 basis points, including a 40-basis-point drop in August alone. The pattern was similar for one- and five-year maturities, whose yields slipped 10 and 20 basis points, respectively, while comparable Treasury yields

Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

dropped more sharply. Therefore, when income taxes are considered, municipal securities yielded substantially more than many other fixed income investments.

Both New York State and City exhibited strong economic growth so far this year. State unemployment was the lowest since 1990, falling to 5.6% from 6.6% a year ago. These positive trends along with record earnings on Wall Street helped boost tax revenue almost 17% from last year.

Through its own economic expansion and responsible fiscal management, New York City earned another credit upgrade to A-, this time from Standard & Poor's. While its growth has been diversified, the city still relies heavily on the financial services sector. Recent stock market volatility underscores that the city cannot depend on perpetual expansion in its most valued industry.

Supply of newly issued New York debt set a record pace in the first half of the year and included the huge $4.5 billion Long Island Power Authority restructuring. The bulge in supply created opportunities, but it also restrained the performance of New York bonds.

NEW YORK TAX-FREE MONEY FUND

Your fund's performance was in line with that of its peer group average during the six-month period ended August 31, as we sought good value at both ends of the short-term yield curve. Results slightly outpaced the Lipper average for the 12-month term.



PERFORMANCE COMPARISON



Periods Ended 8/31/98           6 Months    12 Months
------------------------------------------------------
New York Tax-Free
Money Fund                        1.48%       3.04%

Lipper New York Tax-Exempt
Money Market Funds Average        1.48        3.00




During the past six months, six-month and one-year municipal note yields were fairly stable, varying only 35 basis points between high and low. On average, one-year maturities offered only an additional 20 basis points over the shortest maturities. Yields were most volatile in the variable rate sector, which includes overnight and seven-day demand notes, vacillating 275 basis points between their high and low points since the end of February.

We took advantage of this opportunity to overweight the portfolio in variable rate securities when we believed the yields had reached the upper end of their range. In addition, throughout the entire period, we maintained a longer weighted average maturity than the peer group average by combining the variable rate positions with one-year maturities. This fairly aggressive posture succeeded in adding additional yield. The fund's maturity averaged 13 days longer than competitive funds during the period and, at one point, was 22 days longer.

The supply of new issues in the municipal note market so far this year was 27% below the same period in 1997. Considering the low long-term interest rates and the improved financial condition of municipalities, we have no reason to believe that short-term issuance will pick up during the rest of the year. A good example is New York City, typically a bellwether issuer of short-term securities. Last year the city issued $2 billion in revenue anticipation notes, and this year's figure is expected to be less than $800 million. As a result, total short-term volume may finish 1998 at the lowest level since 1990. In addition, cash flows into money market funds remain positive, so demand coupled with lighter supply has helped keep rates in a narrow range.

Our strategy allowed us to pick up incremental yield at the long end of the curve and to maintain our relatively long average maturity with little fear of rising rates.

NEW YORK TAX-FREE BOND FUND


PERFORMANCE COMPARISON



Periods Ended 8/31/98          6 Months   12 Months
New York Tax-Free
Bond Fund                        3.65%       9.30%

Lipper New York Municipal
Debt Funds Average               3.24        8.27

Our emphasis on income and long-term bonds positioned the fund for solid performance during the period. Total returns of 3.65% and 9.30% for the 6- and 12-month periods, respectively, exceeded those of the Lipper peer group average. Fund results were a reflection of both tax-free income and some price appreciation, which occurs only when interest rates fall as they have been doing for the past three years. The fund's below-average expense ratio also helped to achieve our goal.

We held large positions in New York City bonds in anticipation of a credit upgrade, which took place and contributed to strong performance. Maintaining a yield advantage over much of the competition remained another core strategy. Our aim is to provide as much return as possible through income.

We kept fund duration at an aggressive level during the past six months, although we reduced it a bit near the end of August. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of eight years would fall or rise about 8% in price in response to a one-percentage-point rise or fall in interest rates.) As adverse financial and economic events unfolded both here and abroad, we felt the result would be lower domestic interest rates, including those on New York bonds. This view was reinforced by government budget surpluses and continuing low inflation.

One fallout from the financial turmoil was higher yield premiums and lower prices for lower-quality issues, as the prices of lower-quality securities did not appreciate as rapidly as their higher-quality counterparts. These premiums had been at historic lows when lower-quality bonds were outperforming, so we view the widening yield differences as a potential opportunity, although at present we are cautious about this sector of the market.

OUTLOOK

Federal Reserve Chairman Alan Greenspan recently suggested that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely anticipated that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

We believe the rate of domestic economic growth will slow through the remainder of the year. Exports may fall further because of weak international markets and the strong dollar, and growth in consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further containing inflation. In this environment, the trend toward lower overall interest rates should remain intact.

We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable yields, and rising demand would benefit municipal bond investors over the long term.

After a period of strong gains in New York City bonds, we will reduce our overweighting in this area during the months ahead and redeploy the assets into areas that appear to offer greater long-term potential. We believe yields on New York municipal bonds will continue to drop. This market is currently very appealing and should begin to outperform competing fixed income investments, in our view.

Respectfully submitted,

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

William F. Snider
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund
September 18, 1998

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS



KEY STATISTICS

                                                       2/28/98                        8/31/98
New York Tax-Free Money Fund
-----------------------------------------------------------------------------------------------
Price Per Share                                       $1.00                           $   1.00
Dividends Per Share
   For 6 months                                        0.015                             0.015
   For 12 months                                       0.031                             0.030
Dividend Yield (7-Day
 Compound) *                                           2.94%                              2.84%
Weighted Average Maturity
 (days)                                                53                                   60
Weighted Average Quality **                            First Tier                   First Tier

New York Tax-Free Bond Fund
-----------------------------------------------------------------------------------------------
Price Per Share                                       $11.26                          $  11.32
Dividends Per Share
   For 6 months                                        0.28                               0.27
   For 12 months                                       0.57                               0.55
Dividend Yield *
   For 6 months                                        5.15%                              4.90%
   For 12 months                                       5.29                               5.09
30-Day Standardized Yield                              4.24                               4.40
Weighted Average Maturity
 (years)                                               20.3                               19.8
Weighted Average Effective
 Duration (years)                                      8.3                                 7.7
Weighted Average Quality ***                           A                                    A+


* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. Rowe Price New York Tax-Free Funds
-------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS


SECTOR DIVERSIFICATION




                                            Percent of         Percent of
                                            Net Assets         Net Assets
                                              2/28/98            8/31/98
New York Tax-Free Money Fund
--------------------------------------------------------------------------
General Obligation - Local                        23%                17%
Miscellaneous Revenue                             13                 14
Dedicated Tax Revenue                             11                 11
Water and Sewer Revenue                            9                 10
Ground Transportation Revenue                      7                 10
Prerefunded Bonds                                  8                  9
Hospital Revenue                                   1                  6
Nuclear Revenue                                    2                  5
Air and Sea Transportation Revenue                 5                  5
Housing Finance Revenue                            7                  5
Electric Revenue                                   4                  3
Educational Revenue                                4                  2
Escrowed to Maturity                                                  2
General Obligation - State                         3                  2
All Other                                          1                  1
Other Assets Less Liabilities                      2                - 2
--------------------------------------------------------------------------
Total                                            100%               100%



New York Tax-Free Bond Fund
--------------------------------------------------------------------------
General Obligation - Local                        11%                15%
Air and Sea Transportation Revenue                 9                 11
Dedicated Tax Revenue                             10                  9
Water and Sewer Revenue                           11                  8
Lease Revenue                                      9                  8
Hospital Revenue                                   6                  8
Educational Revenue                                5                  6
Miscellaneous Revenue                              8                  5
Nuclear Revenue                                    3                  5
Prerefunded Bonds                                  8                  4
Electric Revenue                                   2                  4
General Obligation - State                         5                  4
Ground Transportation Revenue                      5                  4
Housing Finance Revenue                            6                  4
All Other                                          5                  3
Other Assets Less Liabilities                    - 3                  2
--------------------------------------------------------------------------
Total                                            100%               100%


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

New York Tax-Free Money Fund
--------------------------------------------------------------------------------


    As of 8/31/98

--- New York Tax-Free Money Fund  $13,872

--- Lipper New York Tax-Exempt Money Market
    Funds Average  $13,943
Aug-88                  10,000               10,000
Aug-89                  10,532               10,511
Aug-90                  11,086               11,033
Aug-91                  11,567               11,496
Aug-92                  11,912               11,830
Aug-93                  12,140               12,060
Aug-94                  12,375               12,296
Aug-95                  12,761               12,685
Aug-96                  13,144               13,066
Aug-97                  13,537               13,463
Aug-98                  13,943               13,872



8/31/97               5.62             3.1
                      5.51             3.6
                      5.46             3.4

30-Nov                5.43             3.65
                      5.27             3.55
                      5.1              3.3

28-Feb                5.25             3.15
                      5.29             3.3
                      5.42             4.07

31-May                5.25             3.4
                      5.24             3
                      5.27             3.5

8/31/98               5.13             3


New York Tax-Free Bond Fund
--------------------------------------------------------------------------------


    As of 8/31/98

--- New York Tax-Free Bond Fund  $21,877

--- Lehman Municipal Bond Index  $22,426

--- Lipper New York Municipal Debt
    Funds Average  $21,443
Aug-88           10,000             10,000           10,000
Aug-89           11,099             11,126           11,016
Aug-90           11,811             11,638           11,481
Aug-91           13,203             12,974           12,753
Aug-92           14,678             14,577           14,348
Aug-93           16,469             16,471           16,257
Aug-94           16,492             16,255           16,166
Aug-95           17,954             17,324           17,408
Aug-96           18,894             18,102           18,368
Aug-97           20,641             19,755           20,015
Aug-98           22,426             21,443           21,877

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 8/31/98            1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------
New York Tax-Free Money Fund      3.04%     3.03%     2.84%      3.33%
------------------------------------------------------------------------
New York Tax-Free Bond Fund       9.30      7.91      6.12       8.14
------------------------------------------------------------------------

Investment return represents past performance and will vary. Shares of the Bond Fund may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                             6 Months     Year
                               Ended      Ended
                              8/31/98    2/28/98    2/28/97    2/29/96    2/28/95    2/28/94
NET ASSET VALUE
Beginning of period          $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
Investment activities
 Net investment income          0.015*     0.031*     0.029*     0.032*     0.025*     0.018*
Distributions
 Net investment income         (0.015)    (0.031)    (0.029)    (0.032)    (0.025)    (0.018)

NET ASSET VALUE
End of period                $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Ratios/Supplemental Data
Total return#                   1.48%*     3.11%*     2.91%*     3.26%*     2.49%*     1.84%*

Ratio of expenses to
average net assets              0.55%*+    0.55%*     0.55%*     0.55%*     0.55%*     0.55%*

Ratio of net investment
income to average
net assets                      2.94%*+    3.07%*     2.86%*     3.21%*     2.48%*     1.82%*

Net assets, end of period
(in thousands)               $102,472   $ 95,333   $ 82,729   $ 71,040   $ 66,154   $ 57,736

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/99.
+  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             6 Months     Year
                               Ended      Ended
                              8/31/98    2/28/98    2/28/97    2/29/96    2/28/95    2/28/94
NET ASSET VALUE
Beginning of period          $  11.26   $  10.80   $  10.85   $  10.37   $  10.98   $  11.05

Investment activities
 Net investment income           0.27       0.57       0.57*      0.58*      0.58*      0.59*
 Net realized and
 unrealized gain (loss)          0.13       0.46      (0.05)      0.48      (0.53)      0.09

 Total from
 investment activities           0.40       1.03       0.52       1.06       0.05       0.68

Distributions
 Net investment income          (0.27)     (0.57)     (0.57)     (0.58)     (0.58)     (0.59)
 Net realized gain              (0.07)        --         --         --      (0.08)     (0.16)

 Total distributions            (0.34)     (0.57)     (0.57)     (0.58)     (0.66)     (0.75)

NET ASSET VALUE
End of period                $  11.32   $  11.26   $  10.80   $  10.85   $  10.37   $  10.98

Ratios/Supplemental Data
Total return#                    3.65%      9.75%      5.02%*    10.44%*     0.74%*     6.31%*

Ratio of expenses to
average net assets               0.60%+     0.61%      0.65%*     0.65%*     0.60%*     0.60%*

Ratio of net investment
income to average
net assets                       4.85%+     5.16%     5.35%*     5.42%*     5.71%*     5.31%*

Portfolio turnover rate          37.1%      55.0%     96.9%     116.0%     134.3%      84.9%

Net assets, end of period
(in thousands)               $194,502   $177,393   $144,532   $134,933   $117,847   $130,347

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95 and a 0.65% voluntary expense limitation in effect 3/1/95 through 2/28/97.
+  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998


STATEMENT OF NET ASSETS                                      Par       Value
--------------------------------------------------------------------------------
                                                               In thousands
NEW YORK  100.6%
Albany Municipal Water Fin. Auth.
    7.50%, 12/1/17 (MBIA Insured)
    (Prerefunded 12/1/98+)                                 $   40      $   41
Battery Park City Auth., 7.70%, 5/1/15
    (Prerefunded 5/1/99+)                                     600         627
Brentwood Union Free School Dist., GO, TAN
    3.75%, 6/30/99                                          2,000       2,002
Dormitory Auth. of the State of New York
  Cornell Univ., VRDN (Currently 3.20%)                     2,400       2,400
  Memorial Sloan Kettering Cancer Center, TECP
    3.45%, 12/10/98                                         2,000       2,000
  Oxford Univ. Press, VRDN (Currently 3.35%)                5,100       5,100
Erie County Water Auth.
    VRDN (Currently 2.80%) (AMBAC Insured)                  3,750       3,750
Long Island Power Auth.
  Electric Systems
    VRDN (Currently 3.15%)                                  2,000       2,000
    VRDN (Currently 3.25%)                                  1,000       1,000
Massapequa Union Free School Dist., GO, TAN
    4.00%, 6/30/99                                          1,000       1,003
Monroe County, GO
  Public Improvement
    4.20%, 6/1/99 (AMBAC Insured)                             200         201
    4.80%, 6/1/99 (AMBAC Insured)                              20          20
    4.80%, 6/1/99 (Escrowed to Maturity)                       80          80
Municipal Assistance Corp. of New York City
    4.30%, 7/1/99                                             600         603
    5.00%, 7/1/99                                             500         505
Nassau County IDA, Cold Spring Harbor Laboratory
    VRDN (Currently 3.25%)                                  4,800       4,800
New York City, GO
    VRDN (Currently 3.30%) (MBIA Insured)                     800         800
    VRDN (Currently 3.75%)                                  7,000       7,000
    7.50%, 3/15/99 (Escrowed to Maturity)                     185         189
    8.00%, 6/1/99 (Escrowed to Maturity)                      950         980

T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------


                                                             Par       Value
--------------------------------------------------------------------------------
                                                               In thousands
New York City Housing Dev.
  Multifamily Rental Housing, Columbus Green
    VRDN (Currently 2.85%) (FNMA Guaranteed)               $  800      $  800
  Tribeca Tower, VRDN (Currently 2.90%)*                    4,000       4,000
New York City IDA, American Civil Liberties Fac.
    VRDN (Currently 2.95%)                                    967         967
New York City Municipal Water Fin. Auth.
    VRDN (Currently 3.46%)                                  1,400       1,400
    TECP, 3.60%, 9/11/98                                    1,000       1,000
  Water and Sewer
    VRDN (Currently 3.30%) (FGIC Insured)                     400         400
    VRDN (Currently 3.75%) (FGIC Insured)                   1,600       1,600
New York City Transitional Fin Auth.
    VRDN (Currently 3.15%)                                  5,000       5,000
New York City Trust for Cultural Resources
  American Museum of National History
    VRDN (Currently 2.80%) (MBIA Insured)                   3,900       3,900
New York Environmental Fac.
    4.00%, 6/15/99                                            500         501
  Clean Water Revolving Funds, 3.55%, 1/15/99               1,510       1,510
New York Housing Fin. Agency
  Mental Hygiene
    7.50%, 5/1/99 (Escrowed to Maturity)                      200         205
  State University
    8.10%, 11/1/10 (Prerefunded 11/1/98+)                   4,900       5,033
  State University Construction
    8.00%, 11/1/06 (Prerefunded 11/1/98+)                     250         257
New York Medical Care Fac. Finance
    7.50%, 2/15/09 (Prerefunded 2/15/99+)                      85          88
    7.80%, 2/15/19 (Prerefunded 2/15/99+)                   2,190       2,274
New York Power Auth., General Purpose
    5.75%, 1/1/99 (Escrowed to Maturity)                      500         503
New York State, GO, TECP, 3.55%, 10/9/98                    2,000       2,000
New York State Energy Research and Dev. Auth.
  Orange and Rockland Utilities
    VRDN (Currently 2.80%) (FGIC Insured)                   3,600       3,600

T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------


                                                             Par       Value
--------------------------------------------------------------------------------
                                                               In thousands
New York State Housing Fin. Agency
  Univ. Construction
    6.00%, 11/1/98 (Escrowed to Maturity)                  $   50     $    50
New York State Local Gov't. Assistance
    VRDN (Currently 2.80%)                                  2,200       2,200
    VRDN (Currently 2.85%)                                  2,500       2,500
New York State Power Auth.
    3.45%, 3/1/99                                           1,885       1,885
    3.60%, 9/1/98                                             500         500
New York State Thruway Auth.
    VRDN (Currently 3.40%)                                  4,600       4,600
    5.10%, 1/1/99 (FGIC Insured)                              100         100
  Highway and Bridge Trust
    5.00%, 4/1/99 (MBIA Insured)                              315         317
Port Auth. of New York and New Jersey
    VRDN (Currently 3.30%)*                                 5,000       5,000
Smithtown Central School Dist., GO, TAN, 3.90%, 6/25/99     2,000       2,005
South Huntington Union Free School Dist., GO, TAN
    3.90%, 6/30/99                                          2,000       2,005
Triborough Bridge and Tunnel Auth.
    VRDN (Currently 2.80%) (FGIC Insured)                   2,800       2,800
    4.25%, 1/1/99                                           2,500       2,505
    6.75%, 1/1/00 (Prerefunded 1/1/99+)                       150         154
    7.30%, 1/1/02 (Prerefunded 1/1/99+)                       200         205
    7.40%, 1/1/03 (Prerefunded 1/1/99+)                       100         103
Westchester County, GO, TAN, 3.59%, 12/29/98                2,000       2,000
Westchester County Healthcare, 3.50%, 10/1/98               4,000       4,000
                                                                     ---------
Total New York (Cost $103,068)                                        103,068
                                                                     ---------

PUERTO RICO  1.0%

Puerto Rico Aqueduct and Sewer Auth.
    8.70%, 7/1/99 (FSA Insured) (Escrowed to Maturity)      1,000       1,041
                                                                     ---------
Total Puerto Rico (Cost $1,041)                                         1,041
                                                                     ---------

T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------


                                                                          Value
-----------------------------------------------------------------------------------
                                                                       In thousands
Total Investments in Securities
101.6% of Net Assets (Cost $104,109)                                     $104,109
Other Assets Less Liabilities                                              (1,637)
                                                                         ---------
NET ASSETS                                                               $102,472
                                                                         ---------

Net Assets Consist of:
Accumulated net investment income - net of distributions                 $      3
Accumulated net realized gain/loss - net of distributions                      (2)
Paid-in-capital applicable to 102,473,746 no par value shares of
beneficial interest outstanding; unlimited number of shares authorized    102,471
                                                                         ---------
NET ASSETS                                                               $102,472
                                                                         ---------
NET ASSET VALUE PER SHARE                                                $   1.00
                                                                         ---------

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
 FNMA  Federal National Mortgage Association
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  TAN  Tax Anticipation Note
 TECP  Tax-Exempt Commercial Paper
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998


STATEMENT OF NET ASSETS                                      Par       Value
--------------------------------------------------------------------------------
                                                               In thousands
NEW YORK  88.8%
Albany County Airport Auth.
    5.50%, 12/15/19 (FSA Insured)*                         $2,000      $2,087
Allegany County IDA
  Hougton College Civic Fac.
     5.00%, 1/15/10                                           495         497
     5.00%, 1/15/11                                           520         519
     5.25%, 1/15/18                                           400         402
Battery Park City Auth., 5.50%, 11/1/29 (AMBAC Insured)     3,150       3,307
Dormitory Auth. of the State of New York
  Champlain Valley Physicians
    5.00%, 7/1/17                                           1,760       1,761
    6.00%, 7/1/09                                             400         456
  City Univ., 5.75%, 7/1/11 (AMBAC Insured)                 2,000       2,244
  Columbia Univ., 5.00%, 7/1/18                             1,000         995
  Cornell Univ., 7.375%, 7/1/20                             1,500       1,619
  Dept. of Health, 5.125%, 7/1/11                           1,000       1,026
  Maimonides Medical Center
    5.75%, 8/1/35 (MBIA Insured)                            1,500       1,595
  Mental Health Services Fac., 5.75%, 8/15/22               2,500       2,651
  New York and Presbyterian Hosp.
    Zero Coupon, 8/15/36 (AMBAC Insured)                    8,410       1,113
  New York Medical College
    5.25%, 7/1/12 (MBIA Insured)                            2,110       2,217
  North Shore Health System
    5.50%, 11/1/13 (MBIA Insured)                           3,010       3,272
  North Shore Univ. Hosp.
    5.50%, 11/1/14 (MBIA Insured)                           1,500       1,629
  Nyack Hosp., 6.00%, 7/1/06                                2,000       2,185
  Oxford Univ. Press, VRDN (Currently 3.35%)                  400         400
  Rockefeller Univ., 6.75%, 7/1/11                          1,365       1,500
  Siena College, 5.75%, 7/1/26 (MBIA Insured)               2,000       2,161
  St. Joseph's Hosp., 5.25%, 7/1/18 (MBIA Insured)          1,000       1,016
  State Univ. Ed. Fac., 7.50%, 5/15/11                      2,300       2,846
  Univ. Ed. Fac., 5.00%, 5/15/17                            2,100       2,090
Essex County Industrial Dev. Agency, PCR, Int'l. Paper
    5.70%, 7/1/16*                                          1,850       1,994

T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------


                                                             Par       Value
--------------------------------------------------------------------------------
                                                               In thousands
Long Island Power Auth.
    5.25%, 12/1/26                                         $5,000      $5,030
  Electric Systems, Zero Coupon, 12/1/08 (FSA Insured)      2,115       1,344
Metropolitan Transportation Auth.
  Commuter Fac.
    5.00%, 7/1/11 (AMBAC Insured)                           2,000       2,067
    5.625%, 7/1/27 (MBIA Insured)                           2,000       2,131
  Service Contract, 5.50%, 7/1/13                           1,510       1,587
  Transportation Fac.
    5.875%, 7/1/27 (MBIA Insured)                           2,300       2,501
Mount Sinai Union Free School Dist., GO
    6.20%, 2/15/17 (AMBAC Insured)                          1,025       1,199
    6.20%, 2/15/18 (AMBAC Insured)                            515         604
Nassau County, GO
    6.50%, 11/1/13 (FGIC Insured)
    (Prerefunded 11/1/04+)                                  1,500       1,741
Nassau County IDA
  Cold Spring Harbor Laboratory
    VRDN (Currently 3.25%)                                  1,000       1,000
  Hofstra Univ.
    6.90%, 1/1/14                                             350         409
    6.90%, 1/1/15                                             375         439
New Rochelle, GO
    6.25%, 3/15/17 (MBIA Insured)                             375         418
    6.25%, 3/15/18 (MBIA Insured)                             400         445
    6.25%, 3/15/19 (MBIA Insured)                             425         473
New York City, GO
    VRDN (Currently 3.30%)                                    250         250
    VRDN (Currently 3.75%)                                    500         500
    VRDN (Currently 3.75%) (FGIC Insured)                     600         600
    5.00%, 8/1/22                                           2,000       1,956
    5.00%, 8/1/23                                           4,750       4,644
    5.25%, 8/1/15                                           2,500       2,543
    5.25%, 8/1/21                                           2,500       2,510
    5.75%, 10/15/13                                         1,100       1,180
    5.875%, 3/15/12                                         2,345       2,532
    6.00%, 8/1/12                                           1,000       1,099

T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------


                                                             Par       Value
--------------------------------------------------------------------------------
                                                               In thousands
New York City, GO
    6.25%, 8/1/09                                          $1,750      $1,979
    7.625%, 2/1/14 (Prerefunded 2/1/02+)                      500         566
    7.75%, 8/15/15                                            215         239
New York City IDA
  Brooklyn Navy Yard Cogeneration
    5.65%, 10/1/28*                                         2,500       2,544
  Nightingale Bamford School, 5.85%, 1/15/20                1,440       1,504
  Terminal One Group Assoc., 6.00%, 1/1/19*                 2,500       2,666
  USTA National Tennis Center
    6.375%, 11/15/14 (FSA Insured)                          1,000       1,121
New York City Municipal Water Fin. Auth.
    VRDN (Currently 3.25%) (FGIC Insured)                     500         500
    VRDN (Currently 3.46%)                                    700         700
  Water and Sewer
    5.00%, 6/15/17 (FGIC Insured)                           2,000       2,000
    5.25%, 6/15/29                                          3,000       3,022
    5.875%, 6/15/26                                         5,000       5,341
New York City Transitional Fin Auth.
    VRDN (Currently 3.15%)                                  1,700       1,700
    4.75%, 11/15/23                                         5,000       4,801
New York State, GO
    7.125%, 11/15/16 (Prerefunded 11/15/00+)                  500         546
New York State Energy Research and Dev. Auth., PCR
  Consolidated Edison, 6.75%, 1/15/27*                      2,350       2,496
New York State Environmental Fac., PCR
  New York City Municipal Water, 7.50%, 6/15/12               500         541
  State Water Revolving Fund
    5.75%, 6/15/12                                          1,000       1,118
    6.90%, 5/15/15                                            530         614
    6.90%, 11/15/15                                           750         868
New York State Housing Fin. Agency, GO
  Service Contract Obligations
    7.25%, 9/15/12                                            155         173
    7.375%, 9/15/21 (Prerefunded 3/15/02+)                    150         170
  State Univ. Construction, 8.00%, 5/1/11
    (Escrowed to Maturity)                                  1,000       1,304

T. Rowe Price New York Tax-Free Bond Fund
-------------------------------------------------------------------------------



                                                          Par    Value
-----------------------------------------------------------------------
                                                          In thousands

New York State Local Gov't. Assistance
    5.00%, 4/1/21                                       $2,540  $2,564
    5.00%, 4/1/23                                        3,000   2,938
  Public Benefit, 6.00%, 4/1/14                          2,000   2,292
New York State Medical Care Fac. Fin. Agency
    6.125%, 2/15/14 (Prerefunded 2/15/04+)                 165     185
  Ellis Hosp., 8.00%, 2/15/08 (FHA Guaranteed)              40      41
  Hospital and Nursing, 6.125%, 2/15/14                    180     193
  Mental Health Services
    6.375%, 8/15/10 (FGIC Insured)                         450     490
  New York Hosp., 6.50%, 8/15/29 (AMBAC Insured)
    (Prerefunded 2/15/05+)                               2,000   2,305
New York State Mortgage Agency
  Homeowner Mortgage
    5.40%, 4/1/29*                                       1,500   1,513
    6.40%, 4/1/27*                                       1,000   1,091
    7.50%, 4/1/26*                                       3,245   3,548
    7.75%, 4/1/16                                          500     526
    7.95%, 10/1/15                                       1,135   1,182
New York State Thruway Auth., VRDN (Currently 3.40%)       300     300
New York State Urban Dev.
  Correctional Capital Fac.
    5.00%, 1/1/13                                        2,500   2,509
    7.00%, 1/1/21 (Prerefunded 1/1/02+)                    500     558
Niagara County, GO
  Environmental Infrastructure
    5.25%, 8/15/14 (MBIA Insured)                          435     460
    5.25%, 8/15/15 (MBIA Insured)                          335     353
Niagara Frontier Transportation Airport Auth.
  Greater Buffalo Int'l. Airport
    6.125%, 4/1/14 (AMBAC Insured)*                      1,385   1,497
North Hempstead, GO, 4.75%, 1/15/18 (FGIC Insured)       1,750   1,707
Nyack Union Free School Dist., GO
    5.25%, 12/15/12 (FGIC Insured)                       1,310   1,400
    5.25%, 12/15/13 (FGIC Insured)                       1,290   1,377
    5.25%, 12/15/15 (FGIC Insured)                         550     583

T. Rowe Price New York Tax-Free Bond Fund
------------------------------------------------------------------------------



                                                            Par     Value
-----------------------------------------------------------------------------
                                                            In thousands

Onondaga County IDA, Community General Hosp.
    6.625%, 1/1/18                                      $    450   $    483
Port Auth. of New York and New Jersey
    5.00%, 10/1/22                                         2,000      1,981
    5.25%, 12/1/11*                                        4,000      4,164
    5.50%, 9/1/12 (MBIA Insured)*                            900        954
    5.875%, 7/1/11*                                        1,000      1,091
    6.125%, 6/1/94                                         1,000      1,177
    6.50%, 10/1/01*                                          600        638
    6.50%, 7/15/19 (FGIC Insured)*                         2,000      2,213
    6.50%, 11/1/26*                                        1,500      1,611
    6.75%, 4/15/26 (MBIA Insured)*                           500        534
  Special Project, 6.75%, 10/1/11*                         1,000      1,110
  Versatile Structures, VRDN (Currently 3.20%)               500        500
Syracuse IDA, St. Joseph's Hosp. Health Center
    7.50%, 6/1/18 (Prerefunded 6/1/01+)                    1,000      1,113
Triborough Bridge and Tunnel Auth., 5.50%, 1/1/17          1,275      1,383
United Nations Dev.
    5.30%, 7/1/11                                          1,000      1,004
    5.40%, 7/1/14                                          1,000      1,004
Utica Ind. Dev. Agency, Utica College, 5.75%, 8/1/28         500        505
Westchester County IDA, Wheelabrator
    6.00%, 7/1/08 (AMBAC Insured)*                         2,000      2,238
Western Nassau County Water Auth.
    5.65%, 5/1/26 (AMBAC Insured)                          1,000      1,062
Yonkers Industrial Dev. Agency, Civic Fac.
  St. Joseph Hospital, 6.20%, 3/1/20                       1,000      1,012
                                                                   --------
Total New York (Cost $160,624)                                      172,686
                                                                   --------

PUERTO RICO  9.0%

Puerto Rico Commonwealth, GO
  Public Improvement, 4.50%, 7/1/23                        1,250      1,153
Puerto Rico Electric Power Auth.
  4.75%, 7/1/24                                            2,750      2,632
  5.25%, 7/1/21                                            3,000      3,015
  7.125%, 7/1/14                                           1,000      1,042

T. Rowe Price New York Tax-Free Bond Fund
------------------------------------------------------------------------------


                                                                 Par         Value
--------------------------------------------------------------------------------------
                                                                   In thousands

Puerto Rico Highway and Transportation Auth.
    5.00%, 7/1/36                                             $  1,000      $  1,002
    5.40%, 7/1/25                                                2,700         2,781
    6.375%, 7/1/08 (FSA Insured)                                 1,000         1,098
Puerto Rico Infrastructure Fin. Auth., Special Tax
    7.75%, 7/1/08                                                  340           348
Puerto Rico Public Building Auth., GO, Gov't. Fac.
    5.00%, 7/1/27 (AMBAC Insured)                                3,000         2,986
    5.25%, 7/1/21                                                1,500         1,514
                                                                            --------
Total Puerto Rico (Cost $16,502)                                              17,571
                                                                            --------
Total Investments in Securities

97.8% of Net Assets (Cost $177,126)                                         $190,257

Other Assets Less Liabilities                                                  4,245
                                                                            --------
NET ASSETS                                                                  $194,502
                                                                            --------
Net Assets Consist of:
Accumulated net investment income - net of distributions                    $      9
Accumulated net realized gain/loss - net of distributions                      1,036
Net unrealized gain (loss)                                                    13,131
Paid-in-capital applicable to 17,187,430 no par value
shares of beneficial interest outstanding; unlimited number
of shares authorized                                                         180,326
                                                                            --------
NET ASSETS                                                                  $194,502
                                                                            --------
NET ASSET VALUE PER SHARE                                                   $  11.32
                                                                            --------

    * Interest subject to alternative minimum tax
    + Used in determining portfolio maturity
AMBAC AMBAC Indemnity Corp.
 FGIC Financial Guaranty Insurance Company
  FHA Federal Housing Authority
  FSA Financial Security Assurance Corp.
   GO General Obligation
  IDA Industrial Development Authority
 MBIA Municipal Bond Investors Assurance Corp.
  PCR Pollution Control Revenue
 VRDN Variable Rate Demand Note



The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Funds
-------------------------------------------------------------------------------
Unaudited



Statement of Operations
-------------------------------------------------------------------------------
In thousands                                         Money Fund Bond Fund

                                                       6 Months  6 Months
                                                          Ended     Ended
                                                        8/31/98   8/31/98
Investment Income
Interest income                                        $  1,750  $  4,994
                                                       ------------------
Expenses
 Investment management                                      168       386
 Custody and accounting                                      46        62
 Shareholder servicing                                       41        77
 Legal and audit                                              6         6
 Registration                                                 6         6
 Prospectus and shareholder reports                           4         7
 Trustees                                                     3         3
 Miscellaneous                                                2         2
                                                       ------------------
 Total expenses                                             276       549
                                                       ------------------
Net investment income                                     1,474     4,445
                                                       ------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                  --     1,318
 Futures                                                     --       (61)
                                                       ------------------
 Net realized gain (loss)                                    --     1,257
Change in net unrealized gain or loss on securities          --       965
                                                       ------------------
Net realized and unrealized gain (loss)                      --     2,222
                                                       ------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                 $  1,474  $  6,667
                                                       -------------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Funds
-------------------------------------------------------------------------------
Unaudited



Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------
In thousands                                           Money Fund             Bond Fund

                                              6 Months       Year   6 Months       Year
                                                 Ended      Ended      Ended      Ended
                                               8/31/98    2/28/98    8/31/98    2/28/98
Increase (Decrease) in Net Assets
Operations
 Net investment income                        $  1,474   $  2,708   $  4,445   $  8,048
 Net realized gain (loss)                           --          1      1,257      1,465
 Change in net unrealized
 gain or loss                                       --         --        965      5,151
                                              -----------------------------------------
 Increase (decrease) in
 net assets from operations                      1,474      2,709      6,667     14,664
                                              -----------------------------------------
Distributions to shareholders
 Net investment income                          (1,474)    (2,708)    (4,445)    (8,048)
 Net realized gain                                  --         --     (1,112)        --
                                              -----------------------------------------
 Decrease in net assets
 from distributions                             (1,474)    (2,708)    (5,557)    (8,048)
                                              -----------------------------------------
Capital share transactions*
 Shares sold                                    44,711     90,280     33,884     48,316
 Distributions reinvested                        1,416      2,609      4,384      6,138
 Shares redeemed                               (38,988)   (80,286)   (22,269)   (28,209)
                                              -----------------------------------------
 Increase (decrease) in
 net assets from capital
 share transactions                              7,139     12,603     15,999     26,245
                                              -----------------------------------------
Net Assets
Increase (decrease)
during period                                    7,139     12,604     17,109     32,861
Beginning of period                             95,333     82,729    177,393    144,532
                                              -----------------------------------------
End of period                                 $102,472   $ 95,333   $194,502   $177,393
                                              -----------------------------------------

*Share information
  Shares sold                                   44,711     90,280      3,037      4,379
  Distributions reinvested                       1,416      2,609        393        558
  Shares redeemed                              (38,988)   (80,286)    (1,996)    (2,566)
                                              -----------------------------------------
  Increase (decrease)
  in shares outstanding                          7,139     12,603      1,434      2,371


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Funds
-------------------------------------------------------------------------------
Unaudited                                                     August 31, 1998


Notes to Financial Statements
-------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New York Tax-Free Money Fund (the Money
Fund) and the New York Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on August 28, 1986.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. Rowe Price New York Tax-Free Funds
-------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $69,224,000 and $66,835,000, respectively, for the six months ended August 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $2,000, all of which expires in 2005. The Money Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1998, the aggregate costs of investments for the Money and Bond Funds for federal income tax and financial reporting purposes were $104,109,000 and $177,126,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $13,131,000, all of which related to appreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $31,000 and $68,000 were payable at August 31, 1998 by the Money Fund and Bond Fund, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the Money Fund's ratio of expenses to average net assets to exceed 0.55%.

T. Rowe Price New York Tax-Free Funds
-------------------------------------------------------------------------------


Pursuant to this agreement, $43,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 1998. In total, $137,000 remain subject to reimbursement through February 28, 2001, and an additional $258,000 related to a previous expense limitation are subject to reimbursement through February 28, 1999. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Money Fund's ratio of expenses to average net assets to exceed 0.55%.

In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $68,000 and $99,000, respectively, for the six months ended August 31, 1998, of which $13,000 and $19,000, respectively, were payable at period-end.

T. Rowe Price Shareholder Services
-------------------------------------------------------------------------------



    Investment Services And Information



        Knowledgeable Service Representatives

        By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

        In Person  Available in T. Rowe Price Investor Centers.



        Account Services

        Checking  Available on most fixed income funds ($500 minimum).

        Automatic Investing  From your bank account or paycheck.

        Automatic Withdrawal  Scheduled, automatic redemptions.

        Distribution Options  Reinvest all, some, or none of your distributions.

        Automated 24-Hour Services Including Tele*Access/(R)/ and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com



        Discount Brokerage*

        Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.



        Investment Information

        Combined Statement  Overview of all your accounts with T. Rowe Price.

        Shareholder Reports Fund managers' reviews of their strategies and results.

        T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

        Performance Update  Quarterly review of all T. Rowe Price fund results.

        Insights Educational reports on investment strategies and financial markets.

        Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


        *A division of T. Rowe Price Investment Services, Inc.  Member
        NASD/SIPC.

T. Rowe Price Mutual Funds
-------------------------------------------------------------------------------



Stock Funds
----------------------------

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International



Bond Funds
----------------------------

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond/+/
International Bond


Money Market FUNDS/++/
----------------------------

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


Blended Asset FUNDS
----------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. Rowe Price No-Load
Variable Annuity
----------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  * Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
*** Closed to new investors.
  + Formerly named Global Government Bond.
 ++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
-------------------------------------------------------------------------------



   Discount Brokerage

   A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC



This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

   Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

   Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

   Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.



 *Based on an April 1998 survey for representative-assisted stock trades.
  Services vary by firm, and commissions may vary by size of order.
**Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access/(R)/:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New York Tax-Free Funds.



Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE]


T. Rowe Price Investment Services, Inc., Distributor.  C04-051  8/31/98